EX. 10.4A


                               AMENDMENT TO LEASE


          That certain lease, dated September 20, 1988 (the "Lease"), between ADDWIN REALTY ASSOCIATES, a New York general partnership (hereinafter referred to as the "Landlord") and CONTINENTAL DYNAMICS CORPORATION, a New York corporation (hereinafter referred to as the "Tenant") with respect to premises located at 11 Harbor Park Drive, Port Washington, New York, is hereby amended as follows:

         1. Section 1.03 of the Lease is amended such that the "Expiration Date" of the Lease is defined as December 31, 2007.

         2. Except as herein modified, all of the terms of the Lease shall remain in full force and effect.


Dated:  March 22, 1999

                                      ADDWIN REALTY ASSOCIATES

                                      By: /S/ RICHARD LEEDS
                                         ---------------------------


                                      CONTINENTAL DYNAMIC CORPORATION


                                      By: /S/ RICHARD LEEDS
                                         ----------------------------